MFS CAPITAL GROWTH FUND


                Supplement to the Prospectus dated April 1, 1995

    The section of the Prospectus entitled, "Expense Summary" is hereby revised as follows:

1.  EXPENSE SUMMARY

    Shareholder Transaction Expenses:           Class A           Class B

    Maximum Initial Sales Charge Imposed
     on Purchases of Fund Shares (as a
     percentage of offering price).............   5.75%            0.00%
    Maximum Contingent Deferred Sales Charge
     (as a percentage of original purchase
     price or redemption proceeds, as
     applicable)............................... See Below1         4.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

    Management Fees............................   0.75%            0.75%
    Rule 12b-1 Fees (after applicable fee
     reduction)................................   0.25%2           1.00%3
    Other Expenses.............................   0.32%            0.39%
    Total Operating Expenses (after
     applicable fee reduction).................   1.32%4           2.14%
-----------------------------
1. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").
2. The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares (see "Distribution Plans"). Distribution fees under this Plan, equal to 0.10% per annum of the average daily net assets attributable to Class A shares, are currently being waived. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
3. The Fund has adopted a Distribution Plan for its Class B shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B shares (see "Distribution Plans"). Distribution expenses paid under this Plan, together with any CDSC, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.
4.   Absent any expense waivers, Class A "Total Operating Expenses" would be
     1.42%.

                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

                  Period                     Class A           Class B
                                                                     (1)

     1 year................................   $ 70        $ 62      $ 22
     3 years...............................     97          97        67
     5 years...............................    126         135       115
    10 years...............................    207         226(2)    226(2)
-----------------------------
1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases - "Purchases"; (ii) varying CDSCs - "Purchases"; (iii) management fees - "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees - "Distribution Plans".

    The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                    * * *


    Page 21 of the Prospectus is revised to delete the sentence stating that payments under the Class A Distribution Plan will commence on the date that the Fund's assets attributable to Class A shares first equals or exceeds $40 million because such assets have now exceeded this amount. This sentence is replaced in its entirety as follows: "MFD is currently waiving the 0.10% per annum distribution fee provided for under the Plan until such time as the payment of this fee is approved by the Trust's Board of Trustees."

                The date of this Supplement is October 27, 1995.